Goodwill	12 Months Ended
Dec. 31, 2020
Disclosure of goodwill [text block] [Abstract]
GOODWILL
10.	GOODWILL

As at December 31, 2020 and December 31, 2019 the full goodwill balance was allocated to the company’s Canadian wholly owned subsidiary, Signifi Mobile Inc. (“CGU”). The Company assesses whether there are, events, changes in circumstances, and/or changes in key assumptions which management has based its determination of the CGU, that would, more likely than not, reduce the fair value of the CGU to below its carrying value and therefore, require goodwill to be tested for impairment at the end of each reporting period.

As at December 31, 2020, the Company performed its annual impairment test on the goodwill, whereby the recoverable amount of the CGU was determined as the higher of FVLCD and VIU. The key assumptions used in the calculation of the recoverable amount relate to five-year future cash flows, weighted average cost of capital, and five years’ average annual growth rate. These key assumptions were based on historical data from internal sources as well as industry and market trends. The discount rate used was 14.5% representing the weighted average cost of capital determined based on mid-year discounting. The five-year growth rate in gross revenues estimated as 37%. As the recoverable amount was above the carrying value at December 31, 2020, management has determined that the goodwill does not have an impairment loss in the year.